UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2025

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32663	88-0318078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4830 North Loop 1604W, Suite 111

San Antonio, Texas, 78249

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (210) 547-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

To the extent the information in Item 7.01 hereof or Exhibit 99.1 attached hereto relates to a completed fiscal period, such information is incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure.

Private Offering

On July 21, 2025, Clear Channel Outdoor Holdings, Inc. (the “Company”) distributed a confidential preliminary offering memorandum, dated as of July 21, 2025 (the “Offering Memorandum”), relating to the private offering (the “Private Offering”), exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), of $2,050.0 million aggregate principal amount of Senior Secured Notes due 2031 (the “2031 Notes”) and Senior Secured Notes due 2033 (the “2033 Notes”, and, together with the 2031 Notes, the “Notes”). The Company is furnishing herewith, and incorporating by reference herein, as Exhibit 99.1 attached hereto, certain preliminary information relating to the quarter ended June 30, 2025 and the Company’s debt repurchase activity in the second quarter of 2025 set forth in the Offering Memorandum.

Debt Repurchase Activity

As previously disclosed, the Company has completed repurchases in the open market with respect to certain of its outstanding indebtedness. During the second quarter of 2025, in the open market at a discount, the Company repurchased an aggregate total of $95.7 million in aggregate principal amount of its 7.750% Senior Notes due 2028 for a total cash payment, including accrued interest and fees, of $85.4 million, and an aggregate total of $134.1 million in aggregate principal amount of its 7.500% Senior Notes due 2029 for a total cash payment, including accrued interest and fees, of $118.0 million. The repurchased notes are currently held by the Company and have not been canceled.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1 attached hereto, be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On July 21, 2025, the Company issued a press release announcing the commencement of the Private Offering. The Company intends to use the proceeds from the Private Offering, together with cash on hand, to (i) fund the early redemption (the “Redemption”) by satisfaction and discharge of any or all of its outstanding 5.125% Senior Secured Notes due 2027 (the “Existing 2027 Notes”) and 9.000% Senior Secured Notes due 2028 (the “Existing 2028 Notes”) and (ii) pay related transaction fees and expenses. This Current Report on Form 8-K shall not constitute a notice of redemption with respect to the Existing 2027 Secured Notes and the Existing 2028 Secured Notes, and any redemption of the Existing 2027 Secured Notes and the Existing 2028 Secured Notes will be made in accordance with the terms and conditions of the indenture governing such notes.

The Notes will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

A copy of the press release announcing the Private Offering is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements,” including within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include, but are not limited to, all statements other than those made solely with respect to historical facts and include, but are not limited to, statements regarding the Private Offering, the Redemption and the anticipated terms and use of proceeds of the Notes. The words “will,” “believe,” “expect,” “anticipate,” “continue,” “look forward to,” “well-positioned to,” “remains,” “further,” “estimate,” “forecast,” “goals,” “targets” and similar words and expressions are intended to identify such forward-looking statements. In addition, numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, whether or not the Private Offering or the Redemption will be consummated and the terms, size, timing and use of proceeds of the Private Offering, as may be applicable. Many of the factors that will determine the outcome of the subject matter of this Current Report on Form 8-K are beyond the Company’s ability to control or predict. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Excerpts from Clear Channel Outdoor Holdings, Inc.’s confidential preliminary offering memorandum, dated as of July 21, 2025.

99.2	Press Release issued by Clear Channel Outdoor Holdings, Inc. on July 21, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: July 21, 2025	By:	/s/ David J. Sailer
David J. Sailer
Executive Vice President, Chief Financial Officer and Assistant Secretary